January 27, 2005

DREYFUS PREMIER HEALTH CARE FUND (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

Supplement to Prospectus dated August 31, 2004

The following information supersedes and replaces the information in the fourth paragraph contained in the section of the Fund’s Prospectus entitled “Management”:

The fund’s primary portfolio manager is Elizabeth Slover. She has held this position since January 27, 2005 and has been employed by Dreyfus since 2001. Prior to joining Dreyfus, Ms. Slover was responsible for managing the equity research group at INVESCO, Inc. from 1996 to 2001.